Exhibit 99.1

Applied Digital to Spin Out Cloud Business, Proposes Business Combination with EKSO to Launch ChronoScale

Proposed Business Combination with Nasdaq-listed EKSO to Form an Accelerated Focused GPU Platform Purpose Built for Next-Generation AI Workloads

DALLAS — Dec. 29, 2025 — Applied Digital (NASDAQ: APLD), a designer, builder, and operator of high-performance, sustainably engineered data centers and colocation services for artificial intelligence, cloud, networking and blockchain workloads, and EKSO Bionics Holdings, Inc. (Nasdaq: EKSO) (“EKSO”) announced today that Applied Digital and EKSO entered into a non-binding term sheet for a proposed business combination of Applied Digital’s cloud computing business, Applied Digital Cloud, with EKSO, which, once-closed, will go forward as ChronoScale Corporation, an accelerated compute platform purpose-built to support artificial intelligence (“AI”) workloads (the “Proposed Transaction”). As enterprise and AI-native demand for GPU-accelerated cloud infrastructure continues to grow rapidly, the Proposed Transaction is intended to create a focused platform designed to deliver high-performance compute at scale in a capacity-constrained market.

By separating the accelerated compute platform from Applied Digital’s data center ownership and development business, the Proposed Transaction will allow each business to scale independently, pursue distinct growth trajectories, and operate with greater strategic and capital flexibility. ChronoScale is being designed for customers who require predictable performance, infrastructure control, and rapid deployment without the tradeoffs of generic cloud environments. The ChronoScale platform is expected to leverage the mature Applied Digital Cloud business to rapidly deploy and scale next-generation GPU-based compute infrastructure optimized for advanced AI training and inference workloads requiring dense, reliable, and efficiently delivered accelerated compute.

Upon closing of the Proposed Transaction, Applied Digital would own approximately 97% of the combined company, which will operate under the name ChronoScale. The Applied Digital Cloud and EKSO businesses would continue to operate upon consummation of the Proposed Transaction, and EKSO plans to continue to explore strategic transactions for the possible sale of all or substantially all of EKSO’s current business.

“This Proposed Transaction emanates from our previously announced initiative to evaluate and explore strategic alternatives,” commented Scott Davis, EKSO’s Chief Executive Officer. “We approached our review thoughtfully and with an aim to maximize shareholder value, and we believe the Proposed Transaction has the potential to achieve that goal and that the Proposed Transaction is in the best interest of EKSO’s stakeholders.”

“ChronoScale is intended to bring together a proven operating platform and a clear mandate: deliver accelerated compute at scale for the most demanding AI workloads,” said Wes Cummins, Chairman and Chief Executive Officer of Applied Digital. “As AI workloads continue to reshape the digital economy and intensify, infrastructure must be purpose-built, not generalized — and ChronoScale’s design is intended to meet these requirements.”

Applied Digital Cloud was among the first platforms to deploy NVIDIA’s H100 GPUs at scale in 2023, demonstrating its ability to source, integrate, and operate next-generation GPU infrastructure ahead of broader market adoption. The business generated a twelve-month revenue of approximately $75.2 million as of August 31, 2025, reflecting strong, growing demand from enterprise and AI-native customers for dedicated accelerated compute delivered through cloud-based platforms.

ChronoScale is also expected to benefit from the strategic alignment with Applied Digital’s expanding portfolio of purpose-built AI factory campuses, providing advantaged access to infrastructure that accelerates deployment timelines and aims to reduce execution risks as GPU demand continues to scale.

The Proposed Transaction is expected to close in the first half of 2026, subject to the completion of customary due diligence, execution of final binding documents, customary regulatory and shareholder approvals, and satisfaction of closing conditions.

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About Applied Digital

Applied Digital (Nasdaq: APLD) named Best Data Center in the Americas 2025 by Datacloud — designs, builds, and operates high-performance, sustainably engineered data centers and colocation services for artificial intelligence, cloud, networking, and blockchain workloads. Headquartered in Dallas, TX, and founded in 2021, the company combines hyperscale expertise, proprietary waterless cooling, and rapid deployment capabilities to deliver secure, scalable compute at industry-leading speed and efficiency, while creating economic opportunities in underserved communities through its award-winning Polaris Forge AI Factory model.

Learn more at applieddigital.com or follow @APLDdigital on X and LinkedIn.

About ChronoScale

ChronoScale is being formed to become an accelerated compute platform purpose-built to support the most demanding artificial intelligence workloads. To be formed through the strategic business combination of Applied Digital Cloud and EKSO, ChronoScale is expected to deliver scalable GPU-based infrastructure optimized for AI training, inference, and high-performance computing, leveraging a proven operating foundation designed for performance, reliability, and rapid deployment.

About Ekso Bionics

Ekso Bionics (NASDAQ: EKSO) is a leading developer of exoskeleton solutions that amplify human potential by supporting or enhancing strength, endurance, and mobility across medical and industrial applications. Based upon its industry-leading expertise, EKSO focuses on improving health and quality of life with advanced robotics designed to enhance, amplify, and restore human function. EKSO is the only known exoskeleton company to offer technologies that range from helping those with paralysis to stand up and walk, to enhancing human capabilities on job sites across the globe. For more information, visit: www.eksobionics.com.

Additional Information and Where to Find It

Depending on the transaction structure, ChronoScale expects to file with the Securities and Exchange Commission (the “SEC”) a Registration Statement on Form S-4 (as may be amended, the “Registration Statement”), which will include a preliminary proxy statement of EKSO and a prospectus (the “Proxy Statement/Prospectus”) in connection with the Proposed Transaction. Alternatively, EKSO may file a standalone proxy statement. In either case, the definitive proxy statement and other relevant documents will be mailed to shareholders of EKSO as of a record date to be established for voting on the Proposed Transaction and other matters as described in the Proxy Statement/Prospectus. Applied Digital and EKSO will also file other documents regarding the Proposed Transaction with the SEC. This press release does not contain all of the information that should be considered concerning the Proposed Transaction and is not intended to form the basis of any investment decision or any other decision in respect of the Proposed Transaction. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, SHAREHOLDERS OF EKSO AND OTHER INTERESTED PARTIES ARE URGED TO READ, WHEN AVAILABLE, THE PRELIMINARY PROXY STATEMENT/PROSPECTUS, AND AMENDMENTS THERETO, AND THE DEFINITIVE PROXY STATEMENT/PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC IN CONNECTION WITH EKSO’S SOLICITATION OF PROXIES FOR THE SPECIAL MEETING OF ITS SHAREHOLDERS TO BE HELD TO APPROVE THE PROPOSED TRANSACTION AND OTHER MATTERS AS DESCRIBED IN THE PROXY STATEMENT/PROSPECTUS BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT APPLIED DIGITAL, EKSO, CHRONOSCALE AND THE PROPOSED TRANSACTION. Investors and security holders will also be able to obtain copies of the Registration Statement and the Proxy Statement/Prospectus and all other documents filed or that will be filed with the SEC by ChronoScale, APPLIED DIGITAL and EKSO, without charge, once available, on the SEC’s website at www.sec.gov.

NEITHER THE SEC NOR ANY STATE SECURITIES REGULATORY AGENCY HAS APPROVED OR DISAPPROVED THE PROPOSED TRANSACTION DESCRIBED HEREIN, PASSED UPON THE MERITS OR FAIRNESS OF THE PROPOSED TRANSACTION OR ANY RELATED TRANSACTIONS OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE DISCLOSURE IN THIS PRESS RELEASE. ANY REPRESENTATION TO THE CONTRARY CONSTITUTES A CRIMINAL OFFENSE.

Participants in the Solicitation

Applied Digital, EKSO, ChronoScale and their respective directors and executive officers may be deemed under SEC rules to be participants in the solicitation of proxies from EKSO’s shareholders in connection with the Proposed Transaction. A list of the names of such directors and executive officers, and information regarding their interests in the Proposed Transaction and their ownership of EKSO securities are, or will be, contained in EKSO’s and ChronoScale’s filings with the SEC. Additional information regarding the interests of the persons who may, under SEC rules, be deemed participants in the solicitation of proxies of EKSO’s shareholders in connection with the Proposed Transaction, including the names and interests of ChronoScale and EKSO’s directors and executive officers, will be set forth in the Proxy Statement/Prospectus, which is expected to be filed by EKSO and ChronoScale with the SEC. Investors and security holders may obtain free copies of these documents as described above.

No Offer or Solicitation

This press release is for informational purposes only and is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Proposed Transaction and shall not constitute an offer to sell or exchange, or a solicitation of an offer to buy or exchange the securities of Applied Digital Cloud, ChronoScale or EKSO, or any commodity or instrument or related derivative, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, sale or exchange would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended (the “Securities Act”), or an exemption therefrom. Investors should consult with their counsel as to the applicable requirements for a purchaser to avail itself of any exemption under the Securities Act.

FORWARD-LOOKING STATEMENTS

This press release contains “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995 regarding, among other things, future operating and financial performance, product development, market position, business strategy and objectives and future financing plans. These statements use words, and variations of words, such as “will,” “continue,” “build,” “future,” “increase,” “drive,” “believe,” “look,” “ahead,” “confident,” “deliver,” “outlook,” “demonstrates,” “expect,” “project,” “intend,” “design,” “seek,” “potential,” “aim,” “may” and “predict.” Other examples of forward-looking statements may include, but are not limited to, (i) statements regarding the parties entering into definitive documentation with respect to, and the closing of, the Proposed Transaction and the timing of the Proposed Transaction, EKSO’s plan to continue to explore strategic transactions for the possible sale of all or substantially all of EKSO’s current business and Applied Digital’s intention to spin out Applied Digital Cloud, (ii) statements regarding certain filings the parties expect to make with the SEC in connection with the Proposed Transaction, including statements regarding the filing of the preliminary and definitive proxy statement to solicit shareholder votes of EKSO shareholders; (iii) statements regarding the business to be created by the Proposed Transaction, including the anticipated benefits of Chronoscale’s accelerated compute platform; (iv) statements regarding the combined business, (v) statements about the High Performance Computing industry, (vi) statements of combined company’s plans and objectives, including its evolving business model, or estimates or predictions of actions by suppliers and current and potential customers, (vii) statements of future economic performance, (viii) statements of assumptions underlying other statements and statements about the combined company or its business, and (ix) statements regarding Applied Digital’s ability to scale independently. You are cautioned not to rely on these forward-looking statements. These statements are based on current expectations of future events and thus are inherently subject to uncertainty. If underlying assumptions prove inaccurate or known or unknown risks or uncertainties materialize, actual results could vary materially from EKSO’s and Applied Digital’s expectations and projections. These risks, uncertainties, and other factors include: the parties’ ability to complete due diligence and negotiate and execute definitive documentation with respect to the Proposed Transaction; EKSO’s ability to sell its existing business; the parties’ ability to close the Proposed Transaction; difficulties and delays in integrating the combined business resulting from the Proposed Transaction; higher than anticipated transaction costs; the parties’ ability to realize the contemplated financial, business or strategic benefits associated with the Proposed Transaction; the parties’ ability to obtain regulatory and shareholder approval for the Proposed Transaction; the ability of the combined business to retain key customers, employees and relationships; changes to AI and High Performance Computing infrastructure needs and their impact on future plans; the parties’ ability to raise additional capital to fund the combined company’s business plan; the dependence on a small number of principal customers; power or other supply disruptions and equipment failures; the parties’ inability to comply with regulations, developments and changes in regulations; cash flow and access to capital; availability of project and other financing to grow the combined company; decline in demand for the combined company’s products and services; maintenance of third-party relationships; and conditions in the debt and equity capital markets. A further list and description of these risks, uncertainties and other factors can be found in Applied Digital’s and EKSO’s respective most recently filed Annual Report on Form 10-K and subsequent Quarterly Report on Form 10-Q, including in the sections captioned “Forward-Looking Statements” and “Risk Factors,” and in each company’s subsequent filings with the SEC. Copies of Applied Digital’s filings are available online at www.sec.gov, on Applied Digital’s website (www.applieddigital.com) under “Investors,” or on request from Applied Digital. Copies of EKSO’s filings are available online at www.sec.gov, on EKSO’s investor relations website (ir.eksobionics.com) or on request from EKSO. Information in this release is as of the dates and time periods indicated herein, and neither EKSO, Applied Digital nor ChronoScale undertakes to update any of the information contained in these materials, except as required by law.

For Applied Digital:

Media Contact

JSA (Jaymie Scotto & Associates)

(856) 264-7827

jsa_applied@jsa.net

Investor Relations Contacts

Matt Glover or Ralf Esper

Gateway Group, Inc.

(949) 574-3860

APLD@gateway-grp.com

For EKSO:

Investor Relations Contact

Stephen Kilmer

(646) 274-3580

skilmer@eksobionics.com